                                                                   Exhibit 3.180

www.BusinessRegistrations.com
Nonrefundable Filing Fee $80.00

FILED 06/02/2003 09:04 AM
Business Registration Division
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
State of Hawaii

FORM DC-3
7/2001

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
1010 Richards Street
Mailing Address:  P.O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF AMENDMENT
(Section 414-xxx, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officer of the corporation submitting these Articles of Amendment, certifies as follows:

1.    The name of the corporation is: Emcare of Hawaii, Inc.

2.    The amendment(s) adopted is attached.

3.    The total number of shares outstanding is: 1,050

4.    The amendment(s) was adopted (check one):

      /__/ at a meeting of the shareholders held on (Month)
      (Day)
      (Year)

                   Total Number of
                Votes Entitled to be   Number of Votes Cast   Number of Votes Cast
Class/Series          Cast                 For Amendment         Against Amendment

                                       OR

/ X / by written consent dated June 2, 2003 which all of the shareholders signed.

5. If the amendment(s) provides for an exchange, reclassification, or cancellation of issued shares, provisions necessary to effect the exchange, reclassification, or cancellation, if any, have been made.

The undersigned certifies under the penalties of Section 414-20, Hawaii Revised Statutes, that the undersigned has read the above statements and that the same are true and correct.

Signed this 2(nd) day of June, 2003

(Type/Print Name & Title)  Ivan R. Cairns, Vice President

(Signature of Officer)     /s/ Ivan R. Cairns

SEE INSTRUCTIONS ON REVERSE SIDE. The articles must be signed by at least one officer of the corporation.

www.BusinessRegistrations.com
Nonrefundable Filing Fee $x0.00

FILED 01/16/2003 1:46 PM
Business Registration Division
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
State of Hawaii

FORM X-7
7/2002

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
1010 Richards Street
Mailing Address:  P.O. Box 40, Honolulu, Hawaii 96810

STATEMENT OF CHANGE OF REGISTERED AGENT
(Section 414-62, 414-438, 414D-72, 414D-278, 425, 425D-115, 428-108 Hawaii
Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned certify as follows:

1.    Please check one:

      / X /    Profit Corporation (F/$50/B15)
      ____
      /    /   Nonprofit Corporation (F/$20/B15)
      ____
      /    /   General Partnership(F/$25/B33)
      ____
      /    /   Limited Partnership (F/$20/B34)
      ____
      /    /   LLC (F/$50/L14)
      ____

2. The name and state/country of incorporation/formation or organization of the entity is:

      (Type/Print Entity Name) EMCARE OF HAWAII, INC.

      (State or Country) Hawaii

3.    a.    Name of its current registered agent: Douglas M. Ostman, M.D.

      b. Street address of its current registered office in this State: 3196 Diamond Head Road, Honolulu, HI 96815

4.    Name of its registered agent after the change is:
      (Type/Print Name of Agent) CSC Service of Hawaii, Inc.
      (State or Country. If Agent is an Entity)

5. Street address (including number, street, city, state, and zip code) of its registered office in this State after the change is:
      1001 Bishop Street, Suite 1600, Pauahi Tower, Honolulu, HI 96813

6. The address of its registered office and the business address of its registered agent is identical.

We certify under the penalties of Section 414-20, 414D-12, 425-13, 425-204, 425D-1108, 428-1302, Hawaii Revised Statutes, as applicable, that we have read the above statements and that the same are true and correct.

Signed this 30th day of Dec., 2002

(Type/Print Name & Title)     Laura R. Dunlap, Attorney in Fact on behalf of
                              Robyn Bakalar, Asst. Secretary

(Signature of Officer)        /s/ Laura R. Dunlap

(Type/Print Name & Title)
(Signature of Officer)

SEE INSTRUCTIONS ON REVERSE SIDE.

File No.26764D1
*AGD*

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Mailing Address: P. O. Box 113600, Honolulu, HI 96810
Phone: (808) 586-2727
Fax: (808) 586-2733
August 15, 2002

EMCARE OF HAWAII, INC.
1717 Main St. Ste. S200
Dallas, TX 75201-4605

FILED 09/16/2002 04:57 PM
Business Registration Division
DEPT. OF COMMERCE AND CONSUMER AFFAIRS
State of Hawaii

Effective July 1, 2002, your type of business entity is required to have a registered agent. The registered agent may be an individual who resides in the State of Hawaii, a domestic or foreign entity authorized to transact business or conduct affairs in Hawaii. If the registered agent is an individual, it may be an officer, director or partner of your entity. See Act 130, 2002 Hawaii Session Laws.

You can designate a registered agent and provide the street address of its office by completing and filing this form or save time and postage by filing ONLINE (see instructions below), or faxing to the number above. The filing fee for the designation of registered agent shall be waived if filed on or before December 31, 2002.

Designation of registered agent
INFORMATION MUST BE TYPED

/    /   Business Entity (check this box, if the registered agent is a business
 _____ and not an individual)

1.    Name of registered agent:

(Type name of registered agent)         Douglas Ostman, M.D.
(State or County of incorporation or formation, if registered agent is an entity)       HI

2.    Hawaii street address of registered agent's office:

      Address:  3196 Diamond Head Rd.

      City: Honolulu State: HI  Zip: 96815

3. The address of the registered agent and address of the registered agent's office shall be identical.

I certify that I have read the above statements and that the same are true and correct to the best of my knowledge and belief.

Print name and title of authorized officer or partner Douglas Ostman, M.D. (Director)

Signature and Date         /s/  Douglas Ostman

You can file ONLINE at www.ehawaiigov.org/agent
Login using your `File No.' at upper left of this page
IF FILING ONLINE, DO NOT RETURN THIS FORM
Payment is waived if filed on or before December 31, 2002
Please type the information on the form

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Honolulu

CERTIFICATE OF MERGER

I, KATHRYN S. MATAYOSHI, Director of Commerce and Consumer Affairs of the State of Hawaii, do hereby certify that EMERGENCY MEDICAL CARE-WEST, INC., a Hawaii corporation has been merged with and into EMERGENCY MEDICAL CARE - INCORPORATED, a Hawaii corporation; that the name of the surviving corporation is EMERGENCY MEDICAL CARE - INCORPORATED, whose name has, pursuant to the Plan of Merger been changed to EMCARE OF HAWAII, INC.; that the Articles of Merger and Plan of Merger in conformity with Chapter 415, Hawaii Revised Statutes, were filed in the Department of Commerce and Consumer Affairs on December 28, 1998, and that the merger became effective on December 28, 1998, at 4:21 p.m.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Department of Commerce and Consumer Affairs, at Honolulu, State of Hawaii, this 31st day of December, 1998.

/s/  Kathryn S. Matayoshi

Director of Commerce and Consumer Affairs

By       /s/  Amy xxx
         for Commissioner of Securities

Nonrefundable Filing Fee:  $200.00
Submit Original and One True Copy

PROFIT

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
1010 Richards Street
Mailing Address: P. O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF MERGER
(Section 415-74, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporations submitting these Articles of Merger, certify as follows:

1. The names and state of incorporation of the corporations proposing to merge are:

      (Type/Print Corporate Name) Emergency Medical Care - Incorporated

      (State) Hawaii

      (Type/Print Corporate Name) Emergency Medical Care-West, Inc.

      (State) Hawaii

2.    The name and state of incorporation of the surviving corporation is:

      (Type/Print Corporate Name) Emergency Medical Care,- Incorporated

      (State) Hawaii

3.    The Plan of Merger is attached.

4.    Vote of the shareholders of the surviving corporation:

Number of Shares                                                Number of Shares                   Number of Shares
  Outstanding                      Class/Series              Voting For the Merger             Voting Against the Merger
1,000                              Common Stock                     1,000                                 -0-

5.    Vote of the shareholders of the merging corporation:

Number of Shares                                                Number of Shares                    Number of Shares
  Outstanding                      Class/Series              Voting For the Merger             Voting Against the Merger
1,000                              Common Stock                      1,000                                -0-

6. The merger is effective on the date and time of filing or at a later date and time, no more than 30 days after the filing, if so stated. Check only one of the following statements:

[**]  Merger is effective on the date and time of filing.

[ ]   Merger is effective on        ,

      at Hawaiian Standard Time, which date is not later than 30 days after filing.

D1-13
Rev.7/96

B21 (Fee)

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements and that they are true and correct.

Witness our hands this 21st day of December, 1998.

Surviving corporation:
(Type/Print Corporate Name)    Emergency Medical Care - Incorporated

(Type/Print Name & Title)      David W. Singley, Jr. Executive V.P.
(Signature of Officer) /s/     David W. Singley

(Type/Print Name & Title)      Scott W. Rolof, Secretary
(Signature of Officer) /s/     Scott W. Rolof

Merging corporation:
(Type/Print Corporate Name)    Emergency Medical Care - West, Inc.

(Type/Print Name & Title)      David W. Singley, Jr. Executive V.P.
(Signature of Officer) /s/     David W. Singley

(Type/Print Name & Title)      Scott W. Rolof, Secretary
(Signature of Officer) /s/     Scott W. Rolof

(See Reverse Side for Instructions)

PLAN OF MERGER
MERGING
EMERGENCY MEDICAL CARE - INCORPORATED
INTO
EMERGENCY MEDICAL CARE-WEST, INC.

PLAN OF MERGER adopted by the resolution of the Board of Directors of Emergency Medical Care-Incorporated, a business corporation organized under the laws of the State of Hawaii, on December 8, 1998, by the resolution of the Board of Directors of Emergency Medical Care-West, Inc., a business corporation organized under the laws of the State of Hawaii, on December 8, 1998. The names of the corporations planning to merger are Emergency Medical Care-Incorporated, a business corporation organized under the laws of the State of Hawaii, and Emergency Medical Care-West, Inc., a business corporation organized under the laws of the State of Hawaii. The name of the surviving corporation into which Emergency Medical Care-West, Inc. plans to merge is Emergency Medical Care-Incorporated.

1. Emergency Medical Care-Incorporated and Emergency Medical Care-West, Inc. shall, pursuant to the provisions of the Hawaii Business Corporation Act, be merged with and into a single corporation, to wit, Emergency Medical Care-Incorporated, which shall be the surviving corporation at the effective time and date of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under the name EmCare of Hawaii, Inc. pursuant to the provisions of the Hawaii Business Corporation Act. The separate existence of Emergency Medical Care-West, Inc., which is sometimes hereinafter referred to as the "non-surviving corporation", shall cease at the effective time and date of the merger in accordance with the provisions of the Hawaii Business Corporation Act.

2. The Articles of Incorporation of the surviving corporation at the effective time and date of the merger shall be the Articles of Incorporation of said surviving corporation Emergency Medical Care-Incorporated except that Article 1 thereof, relating to the name of the corporation, is hereby amended and changed so as to read as follows at the effective time and date of the merger:

"1. The name of the corporation shall be: EmCare of Hawaii, Inc."

and said Articles of Incorporation as herein amended and changed shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Hawaii Business Corporation Act.

3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Hawaii Business Corporation Act.

4. The directors and officers in office of the surviving corporation at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their respective officers until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5. Each issued share of the non-surviving corporation immediately prior to the effective time and date of the merger shall, at the effective time and date of the merger, be cancelled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued at the effective time and date of the merger shall continue to represent one issued share of the surviving corporation.

6. The Plan of Merger herein made and approved shall be submitted to the shareholders of the non-surviving corporation and to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the provisions of the Hawaii Business Corporation Act.

7. In the event that the Plan of Merger shall have been approved by the shareholders entitled to vote of the non-surviving corporation and by the shareholders entitled to vote of the surviving corporation in the manner prescribed by the provisions of the Hawaii Business Corporation Act, the non-surviving corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Hawaii, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

8. The Board of Directors and the proper officers of the non-surviving corporation and the Board of Directors and the proper officers of the surviving corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

Nonrefundable Filing Fee: $50.00

Submit Original and One True Copy

DOMESTIC PROFIT
General Amendment

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
1010 Richards Street
Mailing Address: P. O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF AMENDMENT
(Section 415-61, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporation submitting these Articles of Amendment, certify as follows:

1.    The name of the corporation is: Emergency Medical Care - Incorporated

2. The Amendment(s) adopted are attached to these Articles of Amendment (see page 2).

3.    The total number of shares outstanding is: 1050

4.    If adoption of the amendment(s) was at a meeting, complete the following:

The meeting of the shareholders was held on August 13, 1998 (Month)(Day)(Year)

                            Number of Shares Voting For     Number of Shares Voting Against
Class/Series                         Amendment                         Amendment
   COMMON                              1,050                              -0-

5. If adoption of the amendment(s) was by unanimous consent, complete the following:

      By written consent dated      (Month       Day     Year)
      the shareholders unanimously adopted the amendment(s).

6. If the amendment(s) provides for any exchange, reclassification, or cancellation of issued shares, attach a statement describing the manner in which the exchange, reclassification, or cancellation shall be effected. N/A

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements, and that the same are true and correct.

Witness our hands this 17th day of August, 1998.

(Type/Print Name & Title)        Douglas C. Ostman, President, Vice President,
                                 Secretary and Treasurer

(Signature of Officer)           /s/ Douglas C. Ostman

Signatures must be in black ink.
Articles must be signed by two individuals who are officers of the corporation.

(See Reverse Side For Instructions)

D1-7
Rev. 7/96

B14 (Fee)

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

In the Matter of the Incorporation        )
                                          )
                 Of                       )
                                          )
EMERGENCY MEDICAL CARE -                  )
INCORPORATED                              )
                                          )
                                          )

ARTICLES OF INCORPORATION

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, desiring to become incorporated and to obtain the benefits conferred on corporations under the laws of the State of Hawaii, hereby enter into the following Articles of Incorporation, the terms of which shall be equally obligatory upon the parties hereto as well as upon all other persons who from time to time may be stockholders in the corporation.

ARTICLE I

The name of the corporation shall be:

EMERGENCY MEDICAL CARE - INCORPORATED

ARTICLE II

The office of the corporation shall be located at 3196 Diamond Head Road, Honolulu, Hawaii 96815. The corporation may maintain such other office or offices within and without the State of Hawaii as its business may from time to time require.

ARTICLE III

      1. The primary specific purpose for which this corporation is formed is to engage in the management of emergency medical care practices and to transact any or all other lawful business for which corporations may be incorporated under Chapter 415 of the Hawaii Revised Statutes in its corporate capacity, in a partnership status, as part of a joint venture or in any other capacity. The corporation shall have all powers, rights, privileges and immunities conferred by law upon corporations of this nature and shall have all the benefits of all general laws with respect to such corporations. The corporation shall not engage in the practice of medicine.

      2. The corporation has all powers necessary or proper to carry on its business and is expressly authorized to invest and reinvest its assets in stocks, bonds, options, margin accounts, securities and other property of every kind.

ARTICLE IV

      1. The initial Board of Directors of the corporation and the initial officers of the corporation, along with the address. of each, is as follows:

       Name                                                 Position                           Residence Address
Douglas C. Ostman                               President, Treasurer and Director             6021 Summer Street
                                                                                              Honolulu, HI 96821

Donald Over                                     Vice President and Director                   6021 Summer Street
                                                                                              Honolulu, HI 96821

Allen E. Kaufman                                Secretary and Director                        327 Poipu Drive
                                                                                              Honolulu, HI 96825

      2. The Board of Directors shall consist of not less than one nor more than fifteen, as the By-Laws shall provide. The number of Directors may be increased or decreased as provided in the By-Laws; provided, however, that (i) the Board of Directors shall be one or more in number if the corporation has only one stockholder; (ii) if the corporation has two stockholders, the corporation shall have two or more directors; (iii) if the corporation has three or more stockholders, the corporation shall have three or more directors; and (iv) throughout the duration of the Corporation's existence, at least one director shall be a resident of the State of Hawaii.

      3. Directors and officers shall be elected or appointed in the manner provided by the By-Laws and shall have the powers given to them in the By-Laws. Any person may hold two or more offices in the corporation unless forbidden to do so by the By-Laws or law.

      4. The officers of the corporation shall be a President, one or more Vice-Presidents, a Treasurer, and a Secretary along with such other officers who shall be appointed by the Board of Directors as shall be provided for in the By-Laws.

      5. The Board of Directors shall, except as limited in the By-Laws, have all power necessary or proper to carry out all of the business of the corporation, and the Directors may delegate such powers as they see fit, so long as such delegation is not prohibited by law, these Articles of Incorporation, or in the By-Laws of the corporation.

ARTICLE V

The corporation shall have authority to issue an aggregate of 100,000 shares of common stock of a par value of $1.00 each.

ARTICLE VI

      1. No stockholder shall be liable for the debts of the corporation beyond the amount which may be due or unpaid upon any share or shares of stock of said corporation owned by him.

      2. Stockholders shall not have pre-emptive rights.

ARTICLE VII The corporation shall have perpetual duration.

Nonrefundable Filing Fee: $25.00

Submit Original and One True Copy

DOMESTIC PROFIT
General Amendment

STATE OF HAWAII
DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
Business Registration Division
1010 Richards Street
Mailing Address: P. O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF AMENDMENT
(Section 415-61, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporation submitting these Articles of Amendment, certify as follows:

1.    The name of the corporation is: Emergency Medical Care - Incorporated

2. The Amendment(s) adopted are attached to these Articles of Amendment (see page 2).

3.    The total number of shares outstanding is: 1050

4.    If adoption of the amendment(s) was at a meeting, complete the following:

The meeting of the shareholders was held on January 14, 1992 (Month)(Day)(Year)

                            Number of Shares Voting For     Number of Shares Voting Against
Class/Series                         Amendment                         Amendment
  COMMON A                             1,000                              -0-

  COMMON B                                50                              -0-

5. If adoption of the amendment(s) was by unanimous consent, complete the following:

      By written consent dated       (Month   Day    Year)
      the shareholders unanimously adopted the amendment(s).

6. If the amendment(s) provides for any exchange, reclassification, or cancellation of issued shares, attach a statement describing the manner in which the exchange, reclassification, or cancellation shall be effected. See attached statement.

We certify under the penalties of Section 415-136, Hawaii Revised Statutes, that we have read the above statements, and that the same are true and correct.

Witness our hands this 14th day of January, 1992

(Type/Print Name & Title)                Douglas C. Ostman, President, Vice
                                         President, Secretary and Treasurer

(Signature of Officer)                   /s/ Douglas C. Ostman

Signatures must be in black ink.

Articles must be signed by two individuals who are officers of the corporation.

(See Reverse Side For Instructions)

D1-7

ATTACHMENT TO ARTICLES OF AMENDMENT
OF
EMERGENCY MEDICAL CARE, INC.

Article 5 of the Amended Articles of Incorporation is deleted in its entirety and substituted to read as follows:

      The aggregate number of shares which the corporation shall have authority to issue is 100,000, all having a par value of One Dollar ($1.00) each, and all of which are of one class and designated as common stock.

      Stockholders shall not have preemptive rights.

IN THE DEPARTMENT OF REGULATORY AGENCIES

STATE OF HAWAII

IN THE MATTER OF THE MERGER OF                    )
                                                  )
ISLAND EMERGENCY MANAGEMENT - INCORPORATED        )
                                                  )
WITH AND INTO                                     )
                                                  )
EMERGENCY MEDICAL                                 )
CARE-INCORPORATED                                 )

CERTIFICATE OF MERGER

CONAHAN & CONAHAN, Attorneys
at Law, A Law Corporation
745 Fort Street, Suite 1500
Honolulu, HI 96813

IN THE DEPARTMENT OF REGULATORY AGENCIES

STATE OF HAWAII

IN THE MATTER OF THE MERGER OF                      )
                                                    )
ISLAND EMERGENCY MANAGEMENT - INCORPORATED          )
                                                    )
WITH AND INTO                                       )
                                                    )
EMERGENCY MEDICAL                                   )
CARE-INCORPORATED                                   )

CERTIFICATE OF MERGER

ISLAND EMERGENCY MANAGEMENT - INCORPORATED, a Hawaii corporation and EMERGENCY MEDICAL CARE-INCORPORATED, a Hawaii corporation, having filed in the Department of Regulatory Agencies of the State of Hawaii an Agreement of Merger by and between ISLAND EMERGENCY MANAGEMENT - INCORPORATED and EMERGENCY MEDICAL CARE-INCORPORATED, dated March 23, 1977, together with the accompanying Certificates of Approval, pursuant to and in accordance with the provisions of Chapter 417, Hawaii Revised Statutes, and it appearing therefrom and from the documents on file in this office that all of the provisions of said Chapter 417 have been fully complied with, and that the Director should certify that said merger has been effected in compliance with said Chapter 417;

IT IS, THEREFORE, ORDERED that said Agreement of Merger be and it is hereby approved;

AND in compliance with Section 417-11, Hawaii Revised

IT IS HEREBY FURTHER CERTIFIED AS FOLLOWS:

      1. That the name of each constituent corporation is as follows: ISLAND EMERGENCY MANAGEMENT - INCORPORATED and EMERGENCY MEDICAL CARE-INCORPORATED;

      2. That the name of the surviving corporation is as follows: EMERGENCY MEDICAL CARE-INCORPORATED;

      3. That the names of the officers and directors of the surviving corporation, at the time of the filing of the Agreement of Merger, are as follows:

        Name                                      Address                                     Directors and Officers
Dr. Douglas C. Ostman                      2023 Wilhelmina Rise                       President, Vice President, Secretary,
                                           Honolulu, HI 96816                         Treasurer, Director

      4. That said Agreement of Merger and all necessary certificates of approval required by said Chapter 417 were filed with the Department of Regulatory Agencies of the State of Hawaii on March 31, 1977 and became effective April 1, 1977 at 12:01 A.M.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Department of Regulatory Agencies of the State of Hawaii, at Honolulu, Hawaii, this 12th day of April,1977.

/s/ xxx
Director, Department of Regulatory
Agencies, State of Hawaii

By xxx
Corporation & Securities Administrator

IN THE DEPARTMENT OF REGULATORY AGENCIES
STATE OF HAWAII

In the Matter of the Merger of            )
                                          )
ISLAND EMERGENCY MANAGEMENT               )
INCORPORATED                              )
                                          )
 with and into                            )
                                          )
EMERGENCY MEDICAL CARE-                   )
INCORPORATED                              )
                                          )

AGREEMENT OF MERGER BY AND BETWEEN
ISLAND EMERGENCY MANAGEMENT - INCORPORATED
AND
EMERGENCY MEDICAL CARE-INCORPORATED

CERTIFICATE OF OFFICERS OF
ISLAND EMERGENCY MANAGEMENT - INCORPORATED
EXHIBITS 1 and 2

CERTIFICATE OF OFFICERS OF
EMERGENCY MEDICAL CARE-INCORPORATED
EXHIBITS 1 and 2

CONAHAN & CONAHAN, Attorneys
at Law, A Law Corporation
745 Fort Street, Suite 1500
Honolulu, HI 96813

AGREEMENT OF MERGER

AGREEMENT made this 23rd day of March, 1977 between ISLAND EMERGENCY MANAGEMENT-INCORPORATED (hereinafter called "ISLAND"), a corporation duly organized and existing under the laws of the State of Hawaii, whose principal office is at 2023 Wilhelmina Rise, Honolulu, Hawaii 96816, and EMERGENCY MEDICAL CARE - INCORPORATED (hereinafter called "EMERGENCY"), a corporation duly organized and existing under the laws of the State of Hawaii, whose principal office is 2023 Wilhelmina Rise, Honolulu, Hawaii 96816, as follows:

WHEREAS, DOUGLAS C. OSTMAN is the owner of all of the outstanding shares of the capital stock of ISLAND and EMERGENCY and the directors of ISLAND and EMERGENCY believe that it will be to the best interests of each corporation that ISLAND be merged into EMERGENCY pursuant to and in compliance with the laws of the State of Hawaii and Section 368(a) (1) (A) of the Internal Revenue Code of 1954, as amended;

NOW, THEREFORE, in consideration of the mutual under-takings hereinafter set forth, ISLAND and EMERGENCY agree as follows:

(a) ISLAND shall be merged into EMERGENCY by the transfer to EMERGENCY of all the assets of ISLAND, subject to all of its liabilities and obligations which liabilities and obligations EMERGENCY shall assume, in complete cancellation of all the capital stock of ISLAND;

(b) The name of the surviving corporation shall be EMERGENCY MEDICAL CARE-INCORPORATED;

(c) The number, names, and post office addresses of the first directors and officers of the surviving corporation, who shall hold office until their successors are chosen or appointed according to the by-laws of the surviving corporation, are:

Directors:
Douglas C. Ostman, 2023 Wilhelmina Rise, Honolulu, HI 96816

Officers:
Douglas C. Ostman, President, Vice President, Secretary and Treasurer, 2023 Wilhelmina Rise, Honolulu, HI 96816

(d) The-number of shares of the capital stock of the surviving corporation is 1,000 shares of Class A common stock of a $1.00 par value, of which 1,000 shares are issued and outstanding and which have the right to elect two-thirds of the Board of Directors, and 20,050 shares of Class B common stock of $1.00 par value, of which 50 shares are issued and outstanding and which have the power to elect one-third of the Board of Directors.

(e) The capital stock of ISLAND shall be completely cancelled, and that of EMERGENCY shall be unaffected by the merger.

(f) Following the adoption of this Agreement by the stockholders of ISLAND and of EMERGENCY, the merger, transfer of assets from ISLAND to EMERGENCY, assumption of obligations and liabilities of ISLAND by EMERGENCY, and cancellation of ISLAND capital stock shall all be effective as of 12:01 A.M., April 1, 1977 and upon the filing of this Agreement, with its adoption by the stockholders of each corporation duly certified by the Secretary thereof, in the office of the Department of Regulatory Agencies of the State of Hawaii.

EMERGENCY MEDICAL CARE-INCORPORATED

By /s/ Douglas C. Ostman
       Director and President

ATTEST:

/s/    Douglas C. Ostman
       Secretary

ISLAND EMERGENCY MANAGEMENT - INCORPORATED

By /s/ Douglas C. Ostman
       Director and President

ATTEST:

/s/    James P. Conahan
       Secretary

STATE OF HAWAII                       )
                                      )SS.
CITY & COUNTY OF HONOLULU             )

On this 23rd day of March, 1977, before me personally appeared DOUGLAS C. OSTMAN, to me personally known, who, by me duly sworn, did say that he is the President and Secretary-Treasurer of Emergency Medical Care-Incorporated, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.

/s/  Karen Van Etten
Notary Public, First Judicial Circuit, State of Hawaii

My Commission Expires 2/22/81

STATE OF HAWAII                       )
                                      )SS.
CITY & COUNTY OF HONOLULU             )

On this 23rd day of March, 1977, before me personally appeared DOUGLAS C. OSTMAN and JAMES P. CONAHAN, to me personally known, who, being by me duly sworn, did say that they are the President-Treasurer and Secretary, respectively, of ISLAND EMERGENCY MANAGEMENT - INCORPORATED, and that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.

/s/ Karen Van Etten
Notary Public, First Judicial Circuit, State of Hawaii

My Commission Expires 2/22/81

IN THE DEPARTMENT OF REGULATORY AGENCIES
STATE OF HAWAII

In the Matter of the Merger of            )
                                          )
ISLAND EMERGENCY MANAGEMENT-              )
INCORPORATED                              )
                                          )
 with and into                            )
                                          )
EMERGENCY MEDICAL CARE-                   )
INCORPORATED                              )
                                          )

CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER BY OFFICERS OF EMERGENCY MEDICAL CARE-INCORPORATED

STATE OF HAWAII                           )
                                          )SS.
CITY & COUNTY OF HONOLULU                 )

DOUGLAS C. OSTMAN, of 2023 Wilhelmina Rise, Honolulu, State of Hawaii, being first duly sworn on oath, deposes and says that he is the President, Vice President, Secretary, and Treasurer of EMERGENCY MEDICAL CARE-INCORPORATED, a Hawaii professional corporation, and pursuant to Section 417-6, Hawaii Revised Statutes, certifies as follows:

(a) That at a special meeting of the Board of Directors of said corporation, duly called and held at 745 Fort Street, Suite 1500, Honolulu, Hawaii, on March 23, 1977 at 2:15 p.m., the resolution, marked Exhibit 1, annexed hereto, hereby made a part hereof for every purpose and incorporated herein by reference, approving the Agreement of Merger was duly passed and adopted; and that the Agreement of Merger to which this certificate is attached is a true copy of the Agreement of Merger which was approved by the Board of Directors at said meeting;

(b) That a majority of the Directors were present at said meeting and voted in favor of the adoption of the aforesaid resolutions;

(c) That at a special meeting of the Stockholders of said corporation, at which all stockholders were present, duly called and held on March 23, 1977 at 2:30 p.m., the resolution, marked Exhibit 2, annexed hereto, hereby made a part hereof for every purpose and incorporated herein by reference, approving the Agreement of Merger was unanimously passed and adopted; and that the Agreement of Merger to which this certificate is attached is a true copy of the Agreement of Merger which was unanimously approved by the Stockholders at said meeting;

(d) That at the time of said unanimous consent of the Stockholders referred to in paragraph (c) hereinabove, the total amount of issued and outstanding shares of capital stock of the corporation was 1,000 shares of Class A common stock of a $1.00 par value, of which 1,000 shares are issued and outstanding and which have the right to elect two-thirds of the Board of

Directors, and 20,050 shares of Class B common stock of $1.00 par value, of which 50 shares are issued and outstanding and which have the power to elect one-third of the Board of Directors; that there are no other classes or kinds of stock of said corporation issued and outstanding;

(e) That no written notice was given but a copy of the Agreement of Merger was delivered on March 23, 1977, to the Stockholder at the meeting of the Stockholders at 745 Fort Street, Suite 1500, Honolulu, Hawaii on March 23, 1977.

And further affiants sayeth naught.

/s/        Douglas C. Ostman
           President

/s/        Douglas C. Ostman
           Secretary

Subscribed and sworn to before me this 23rd day of March, 1977.

/s/        Karen Van Etten
Notary Public, First Judicial
Circuit, State of Hawaii

My commission expires: 2/22/81

MINUTES OF A SPECIAL MEETING OF
THE BOARD OF DIRECTORS
EMERGENCY MEDICAL CARE - INCORPORATED

These are the minutes of a special meeting of the Board of Directors of the above-named corporation. No formal notice was given of this meeting, but a quorum was present and each director has signed below an approval of these minutes. The time and place of the meeting and those present are indicated below.

The Directors unanimously:

RESOLVED, that the Board of Directors of this Company hereby determines that the merger of this Company with Island Emergency Management - Incorporated, upon the terms and conditions set forth in the Agreement of Merger submitted to this Board is advisable and generally to the advantage and for the benefit of this Company and its stockholders.

FURTHER RESOLVED, that the Agreement of Merger presented to the meeting and the merger therein provided for be and the same are hereby approved, and the execution of said Agreement by the members of this Board and by proper officers of this Company is hereby approved and authorized.

FURTHER RESOLVED, that said Agreement of Merger be submitted for approval and adoption by the stockholders of this Company at a special meeting to be held in Honolulu, Hawaii at 2:30 o'clock p.m., on the 23rd day of March, 1977.

FURTHER RESOLVED, that upon adoption of the Agreement of Merger (a) at such special meeting of the stockholders of this Company and pursuant to the laws of the State of Hawaii and by the votes of the holders of at least three-fourths (3/4) of the total number of outstanding shares of common stock of this Company; and (b) at a special meeting of stockholders of Island Emergency Management-Incorporate and pursuant to the laws of the State of Hawaii and by the votes of the holders of at least three-fourths (3/4) of the outstanding shares of the Common Stock of Island Emergency Management -Incorporated, present at the meeting, the President or any Vice President and the Secretary or any Assistant Secretary of this Company be, and each of them hereby is, authorized to certify the fact of such adoption by the stockholders of this Company of said Agreement of Merger; and that, when said Agreement of Merger shall have been so certified on behalf of this Company and have been similarly certified on behalf of Island Emergency Management - Incorporated, the proper officers of this Company be, and they hereby are, authorized and directed to cause a "Certificate of Merger" to be presented to the Department of Regulatory Agencies, all in accordance with the laws of the State of Hawaii.

FURTHER RESOLVED, that the proper officers of this Company be, and they hereby are, authorized and directed to execute, in the name and on behalf of this Company and under its corporate seal or otherwise, and to deliver any and all agreements, certificates, applications, or other instruments and to take from time to time any and all such other action necessary or desirable to carry out the purposes of the foregoing resolutions.

The meeting was adjourned.

/s/  Douglas C. Ostman
Secretary

Place of Meeting:    745 Fort Street, Suite 1500
                     Honolulu, HI 96813

Date:                March 23, 1977

Time:                2:15 p.m.

Those Present:       Douglas Ostman, Ray Kajimura,
                     James P. Conahan, and Fred Jeynes

Board of Directors' approval of minutes.

/s/ Douglas C. Ostman

EXHIBIT 1

MINUTES OF A SPECIAL MEETING OF
THE STOCKHOLDERS OF
EMERGENCY MEDICAL CARE - INCORPORATED

These are the minutes of a special meeting of the stockholders of the above-named corporation. No formal notice was given of this meeting, but each stockholder has signed below an approval of these minutes. The time and place of the meeting, and those present, are indicated below.

The stockholders unanimously:

RESOLVED, that the Agreement of Merger of Island Emergency Management -Incorporated with this Corporation, dated March 23, 1977 in the form submitted to this meeting, is hereby approved, and the directors and officers of this Corporation are hereby authorized and directed to take whatever action they deem necessary to consummate and carry out said Agreement. A copy of said Agreement is directed to be attached to this resolution and placed in the permanent minutes of this meeting.

The meeting was adjourned.

/s/ Douglas C. Ostman
         SECRETARY

Place of Meeting:  745 Fort Street, Suite 1500
                   Honolulu, HI 96813

Date:              March 23, 1977

Time:              2:30 p.m.

Those Present:     Douglas Ostman, Ray Kajimura,
                   James P. Conahan, and Fred Jeynes

Stockholders' approval of minutes.

/s/ Douglas C. Ostman

EXHIBIT 2

IN THE DEPARTMENT OF REGULATORY AGENCIES STATE OF HAWAII

In the Matter of the Merger of            )
                                          )
ISLAND EMERGENCY MANAGEMENT               )
INCORPORATED                              )
                                          )
 with and into                            )
                                          )
EMERGENCY MEDICAL CARE-                   )
INCORPORATED                              )
                                          )

CERTIFICATE OF APPROVAL OF AGREEMENT OF MERGER BY OFFICERS OF ISLAND EMERGENCY MANAGEMENT-INCORPORATED

STATE OF HAWAII                           )
                                          ) SS.
CITY & COUNTY OF HONOLULU                 )

DOUGLAS C. OSTMAN of 2023 Wilhelmina Rise, Honolulu, State of Hawaii, and JAMES
P. CONAHAN of 3725 Diamond Head Road, Honolulu, State of Hawaii, being first duly sworn on oath, depose and say that they are the President and Secretary, respectively, of ISLAND EMERGENCY MANAGEMENT - INCORPORATED, a Hawaii corporation, and pursuant to Section 417-6, Hawaii Revised Statutes, certify as follows:

(a) That at a special meeting of the Board of Directors of said corporation, duly called and held at 745 Fort Street, Suite 1500, Honolulu, Hawaii, on March 23, 1977 at 1:45 p.m., the resolution, marked Exhibit 1, annexed hereto, hereby made a part hereof for every purpose and incorporated herein by reference, approving the Agreement of Merger was duly passed and adopted; and that the Agreement of Merger to which this certificate is attached is a true copy of the Agreement of Merger which was approved by the Board of Directors at said meeting;

(b) That a majority of the Directors were present at said meeting and voted in favor of the adoption of the aforesaid resolutions;

(c) That at a special meeting of the Stockholders of said corporation, at which all stockholders were present, duly called and held on March 23, 1977 at 2:00 p.m., the resolution, marked Exhibit 2, annexed hereto, hereby made a part hereof for every purpose and incorporated herein by reference, approving the Agreement of Merger was unanimously passed and adopted; and that the Agreement of Merger to which this certificate is attached is a true copy of the Agreement of Merger which was unanimously approved by the Stockholders at said meeting;

(d) That at the time of said unanimous consent of the Stockholders referred to in paragraph (c) hereinabove, the total amount of issued and outstanding shares of capital stock of the corporation was One Thousand (1,000) shares of common stock having a par value of $1.00 per share; that there are no other classes or kinds of stock of said corporation issued and outstanding;

(e) That no written notice was given but a copy of the Agreement of Merger was delivered on March 23, 1977, to the Stockholder at the meeting of the Stockholders at 745 Fort Street, Suite 1500, Honolulu, Hawaii on March 23, 1977.

And further affiants sayeth naught.

/s/  Douglas C. Ostman
     President

/s/  James P. Conahan
     Secretary

Subscribed and sworn to before me this 23rd day of March, 1977.

/s/  Karen Van Etten
Notary Public, First Judicial Circuit, State of Hawaii

My commission expires: 2/22/81

MINUTES OF A SPECIAL MEETING OF
THE BOARD OF DIRECTORS
OF ISLAND EMERGENCY MANAGEMENT - INCORPORATED

These are the minutes of a special meeting of the Board of Directors of the above-named corporation. No formal notice was given of this meeting, but a quorum was present and each director has signed below an approval of these minutes. The time and place of the meeting and those present are indicated below.

The Directors unanimously:

RESOLVED, that the Board of Directors of this Company hereby determines that the merger of this Company with Emergency Medical Care - Incorporated upon the terms and conditions set forth in the Agreement of Merger submitted to this Board is advisable and generally to the advantage and for the benefit of this Company and its stockholders.

FURTHER RESOLVED, that the Agreement of Merger presented to the meeting and the merger therein provided for be and the same are hereby approved, and the execution of said Agreement by the members of this Board and by proper officers of this Company is hereby approved and authorized.

FURTHER RESOLVED, that said Agreement of Merger be submitted for approval and adoption by the stockholders of this Company at a special meeting to be held in Honolulu, Hawaii at 2:00 o'clock p.m., on the 23rd day of March, 1977.

FURTHER RESOLVED, that upon adoption of the Agreement of Merger (a) at such special meeting of the stockholders of this Company and pursuant to the laws of the State of Hawaii and by the votes of the holders of at least three-fourths (3/4) of the total number of outstanding shares of common stock of this Company; and (b) at a special meeting of stockholders of Emergency Medical Care - Incorporated and pursuant to the laws of the State of Hawaii and by the votes of the holders of at least three-fourths (3/4) of the outstanding shares of the Common Stock of Emergency Medical Care - Incorporated present at the meeting, the President or any Vice President and the Secretary or any Assistant Secretary of this Company be, and each of them hereby is, authorized to certify the fact of such adoption by the stockholders of this Company of said Agreement of Merger; and that, when said Agreement of Merger shall have been so certified on behalf of this Company and have been similarly certified on behalf of Emergency Medical Care - Incorporated, the proper officers of this Company be, and they hereby are, authorized and directed to cause a "Certificate of Merger" to be presented to the Department of Regulatory Agencies, all in accordance with the laws of the State of Hawaii.

FURTHER RESOLVED, that the proper officers of this Company be, and they hereby are, authorized and directed to execute, in the name and on behalf of this Company and under its corporate seal or otherwise, and to deliver any and all agreements, certificates, applications, or other instruments and to take from time to time any and all such other action necessary or desirable to carry out the purposes of the foregoing resolutions.

The meeting was adjourned.

/s/  James P. Conahan
     Secretary

Place of Meeting:    745 Fort Street, Suite 1500
                     Honolulu, HI 96813

Date:                March 23, 1977

Time:                1:45 p.m.

Those Present:       Dr. Douglas Ostman, Mr. Ray Kajimura,
                     Mr. James P. Conahan, and Mr. Fred Jeynes

Board of Directors' Approval of Minutes and Waiver of Notice:

/s/      Douglas C. Ostman
/s/      Ray T. Kajimura
/s/      James P. Conahan

EXHIBIT 1

MINUTES OF A SPECIAL MEETING OF
THE STOCKHOLDERS OF
ISLAND EMERGENCY MANAGEMENT-INCORPORATED

These are the minutes of a special meeting of the stockholders of the above-named corporation. No formal notice was given of this meeting, but each stockholder has signed below an approval of these minutes. The time and place of the meeting, and those present, are indicated below.

The stockholders unanimously:

RESOLVED, that the Agreement of Merger of Emergency Medical Care - Incorporated with this Corporation, dated March 23, 1977, in the form submitted to this meeting, is hereby approved, and the directors and officers of this Corporation are hereby authorized and directed to take whatever action they deem necessary to consummate and carry out said Agreement. A copy of said Agreement is directed to be attached to this resolution and placed in the permanent minutes of this meeting.

The meeting was adjourned.

/s/  James P. Conahan
     SECRETARY

Place of Meeting:   745 Fort Street, Suite 1500
                    Honolulu, HI 96813

Date:               March 23, 1977

Time:               2:00 p.m.

Those Present:      Douglas Ostman, Ray Kajimura,
                    James P. Conahan, and Fred Jeynes

Stockholders' Approval of minutes.

/s/  Douglas C. Ostman

EXHIBIT 2

Nonrefundable Filing Fee:  $10.00

PROFIT

STATE OF HAWAII
DEPARTMENT OF REGULATORY AGENCIES
Business Registration Division
1010 Richards Street
Mailing Address: P. O. Box 40, Honolulu, Hawaii 96810

In the Matter of the Amendment of )
the Articles of Incorporation     )
                                  )
EMERGENCY MEDICAL CARE-           )
INCORPORATED                      )

CERTIFICATE OF AMENDMENT

The undersigned duly authorized officers of EMERGENCY MEDICAL CARE-INCORPORATED, a Hawaii corporation, do hereby certify as follows:

(line out inapplicable statement)

A. That at a special meeting of the stockholders of said corporation duly called for the purpose of amending the Articles of Incorporation and held at 745 Fort Street, Suite 1500 on the day of , 19 , it was voted by the holders of 1,000 shares out of 1,000 shares outstanding and having voting power to amend the Articles of Incorporation as set forth in the exhibit attached hereto and made a part of this Certificate.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 20th day of January, 1977.

/s/  Douglas C. Ostman
     Office Held: President

/s/  Douglas C. Ostman
     Office Held:  Treasurer

STATE OF HAWAII     )
CITY AND            )  ss.
COUNTY OF HONOLULU  )

DOUGLAS C. OSTMAN being first duly sworn on oath depose and say that he is the President and Treasurer of Emergency Medical Care-Incorporated; that as such officers they are duly authorized to sign the foregoing Certificate of Amendment; and that they have read the said Certificate, know the contents thereof, and that the same are true.

/s/  Douglas C. Ostman
     Office Held: President

/s/  Douglas C. Ostman
     Office Held: Treasurer

Subscribed and sworn to before me this 20th day of January,1977.

/s/  Claire M. Rayburn
Notary Public, 1st Judicial Circuit, State of Hawaii

My commission expires: 11-19-80

(See reverse side for instructions)

Rev. 8/72

STATE OF HAWAII

DEPARTMENT OF REGULATORY AGENCIES

In the Matter of the Amended  )
Articles of Incorporation     )
of                            )
                              )
EMERGENCY MEDICAL CARE -      )
INCORPORATED                  )
                              )
A Professional Corporation    )
                              )

AMENDED
ARTICLES OF INCORPORATION

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, desiring to become incorporated as a professional corporation and to obtain the benefits conferred on professional corporations by law, hereby enter into the following Articles of Incorporation, the terms of which shall be equally obligatory upon the parties hereto as well as upon all other persons who from time to time may be stockholders in the corporation.

      1. The corporation shall be a professional corporation formed pursuant to Hawaii Revised Statutes, Sec. 416-141, et seq. and the name of said corporation shall be:

            EMERGENCY MEDICAL CARE - INCORPORATED

      2.    The initial office of the corporation shall be located at:

            2230 Liliha Street
            Honolulu, Hawaii 96817

            or at such other office or offices within and without the State of Hawaii as its business may from time to time require.

      3. The specific profession in which this corporation is to primarily engage is in the practice of medicine and other purposes for which this corporation is formed include engaging in, to the extent permitted by law, any other business whatsoever anywhere in the world in a partnership status, as part of a joint venture or in any other capacity. The corporation has all powers necessary or proper to carry on its profession or its business.

      4. The Board of Directors of the Corporation and the officers of the Corporation, along with the name and address of each is as follows:

Name                 Position                             Address

Douglas C. Ostman    President, Vice President
                     Secretary, Treasurer and Director    2023 Wilhelmina Rise
                                                          Honolulu, Hawaii 96816

The Board of Directors shall consist of not less then one nor more than fifteen as the By-Laws shall provide. Directors and officers shall be elected or appointed in the manner provided by the By-Laws and shall have the powers given to them in the By-Laws. Any person may hold two or more offices in the corporation unless forbidden to do so by the By-Laws or law. The officers of the corporation shall be a President, a Vice-President, a Secretary, and a Treasurer, along with such other officers as are provided for in the By-Laws. The Board of Directors shall, except as limited in the By-Laws, have all powers necessary or proper to carry out all of the business of the Corporation, and the Directors may delegate such powers as they see fit, so long as such delegation is not prohibited in the By-Laws.

5. The authorized stock of the corporation shall consist of two classes of stock, as follows:

Class A stock shall be One Thousand (1,000) shares of a par value of One Dollar ($1.00) each with an aggregate par value of One Thousand Dollars ($1,000.00); Class A stock will have the right to elect two-thirds (2/3) of the Board of Directors;

Class B stock shall be Twenty Thousand and Fifty (20,050) shares of a par value of One Dollar ($l.00) each with an aggregate par value of Twenty Thousand and Fifty Dollars ($20,050.00); Class B stock shall have the power to elect one-third (1/3) of the Board of Directors;

the corporation shall have the privilege of subsequent increase or extension of any class of authorized capital stock from time to time by the issuance of any class of stock to a total amount of not exceeding $10,000,000.00. Stockholders shall have full pre-emptive rights.

6. The shares of this corporation may be owned only by a person who is currently licensed in the profession which is listed in 3 above as the specific profession in which this corporation is primarily to engage--hereinafter such persons will be referred to as "eligible stockholders." Any transfer of stock to someone other than an eligible stockholder is void. The corporation may purchase and redeem its own shares at any time so long as one share remains issued and outstanding after such purchase and redemption. No shares of the corporation shall be sold or transferred to any eligible person not designated by the Board of Directors until the corporation and the remaining stockholders have been afforded an opportunity to buy the stock on the terms set forth in the By-Laws of the corporation and/or in any stock redemption agreement.

7. No stockholder shall be liable for the debts of the corporation beyond the amount which may be due or unpaid upon any share or shares of stock of said corporation owned by him.

8. The corporation shall have perpetual life.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands this 22nd day of May, 1974.

/s/ Douglas C: Ostman
DOUGLAS C. OSTMAN

Filing fee is 20 cents per $1,000
Increase, minimum fee $20,
maximum fee $1,000

STATE OF HAWAII
DEPARTMENT OF REGULATORY AGENCIES
Business Registration Division
1010 Richards Street
Mailing Address: PO Box 40, Honolulu, Hawaii 96810

In the matter of the increase of  )
the authorized capital stock of   )
EMERGENCY MEDICAL CARE-           )
INCORPORATED                      )
(Corporate Name)                  )

CERTIFICATE RE INCREASE OF AUTHORIZED CAPITAL STOCK

The undersigned duly authorized officers of the captioned Hawaii corporation, being first duly sworn under oath, depose and affirm as follows:

(line out inapplicable statement)

A. That at a special meeting of the stockholders of said corporation duly called for the purpose of increasing the authorized capital stock and held at 745 Fort Street, Suite 1500, Honolulu on the 20th day of January, 1977, it was voted by the holders of 1,000 shares out of 1,000 shares outstanding and having voting power to increase the authorized capital stock as set forth in paragraph C;

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

C. The shareholders have approved the Increase of the authorized capital stock of said corporation from $ 1,000.00 to $21,050.00 common by authorizing the issuance of 20,050 Class "B" new shares of the par value of $1.00 each, and/XXXXX each

      And in compliance with the requirements of law, the undersigned officers further depose and affirm:

D. That the present authorized capital stock of said corporation is $1,000.00 common and $ preferred;

E That the amount to which the capital stock of said corporation may be increased under its articles of incorporation is $ 10,000,000.00 in the aggregate;

F That the corporation holds cash or property of a value equal to ten percent of the total authorized capital stock as increased.

(It must be stated in paragraph F that not less than ten percent of the total authorized capital stock as increased has been paid in, in cash or property, or that the corporation holds cash or property of a value equal to ten percent of the total authorized capital stock as increased.)

/s/  Douglas C. Ostman
     Office Held: President

/s/  Douglas C. Ostman
     Office Held: Treasurer

Subscribed and sworn to before me this 20th day of January, 1977.

/s/ Claire M. Rayburn
Notary Public, 1st Judicial Circuit, State of Hawaii

My commission expires: 11-19-80

(Instructions on reverse side)

Rev. 12/75

6021 Summer St. Honolulu 96821
(Address)

Department of Regulatory Agencies
Business Registration Division
P. O. Box 40
Honolulu HI 96810

Gentlemen :

Request is hereby made to file our corporation exhibit on a May 31 fiscal year basis.

Very truly yours,

EMERGENCY MEDICAL CARE
By Douglas C. Ostman M.D.

STATE OF HAWAII

DEPARTMENT OF REGULATORY AGENCIES

In the Matter of the Incorporation

of

EMERGENCY MEDICAL CARE - INCORPORATED

ARTICLES OF INCORPORATION

STATE OF HAWAII

DEPARTMENT OF REGULATORY AGENCIES

In the Matter of the Incorporation

of

EMERGENCY MEDICAL CARE - INCORPORATED

ARTICLES OF INCORPORATION

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, desiring to become Incorporated and to obtain the benefits conferred on Corporations by Law, hereby enter into the following Articles of Incorporation, the terms of which shall be equally obligatory upon the parties hereto as well as upon all other persons who from time to time may be stockholders in the Corporation.

1.    The name of the Corporation shall be: EMERGENCY MEDICAL CARE -
      INCORPORATED

2. The principal and initial office of the Corporation shall be located at 6021 SUMMER STREET, HONOLULU, HAWAII 96821 or such other office or offices within and without the State of HAWAII as its business may from time to time require.

3. The purpose for which this Corporation is formed is to conduct the business of practice of medicine and to engage in, to the extent permitted by Law, any business whatsoever anywhere in the world in its Corporate capacity, in a partnership status, as part of a joint venture or in any other capacity. The Corporation has all powers necessary or proper to carry on its business.

4.    The Corporation shall have perpetual duration.

5. The initial Board of Directors of the Corporation and the initial officers of the Corporation, along with the name and address of each is as follows:

Name                   Position                       Address
Douglas C. Ostman      President and Director         6021 Summer Street
                       and Treasurer                  Honolulu, Hawaii 96821

Donald Over            Vice President and Director    6021 Summer Street
                                                      Honolulu, Hawaii 96821

Allen E. Kaufman       Secretary and Director         327 Poipu Drive
                                                      Honolulu, Hawaii 96825

AFFIDAVIT

STATE OF HAWAII               )
                              )ss:
CITY AND COUNTY OF HONOLULU   )

DOUGLAS C. OSTMAN, being sworn on oath, depose and say:

That he is named in the Articles of Incorporation filed herewith as President and Treasurer and Director of the Corporation named in the foregoing Articles, that the number of authorized shares of stock of the proposed Corporation is one thousand shares of common stock of par value of one dollar each, an aggregate par value of $1,000; that capital stock in excess of three-fourths of said authorized stock has been subscribed for: that more than ten percent of the aggregate of the authorized capital stock has been paid in cash; that the names of the subscribers for said shares, the number of shares subscribed for by each subscriber, the subscription price for the shares subscribed for and the amounts paid in by each subscriber are as follows:

  Name of          No. of Shares       Subscription Price       Amount Paid In        Manner Paid In
Subscriber          Subscribed            for Shares
Douglas C. Ostman      1,000              $1.00 per share          $1,000.00               Cash

And further affiants sayeth not.

/s/ Douglas C. Ostman
DOUGLAS C. OSTMAN

Subscribed and sworn to before me this 22nd day of May, 1974.

/s/ Sue XXX
Notary Public, First Judicial Circuit, State of Hawaii

My commission expires: FEB 26 1978

AFFIDAVIT

STATE OF HAWAII               )
                              )ss:
CITY AND COUNTY OF HONOLULU   )

ALLEN E. KAUFMAN, being sworn on oath, depose and say :

That he is named in the Articles of Incorporation filed herewith as Secretary and Director of the Corporation named in the foregoing Articles, that the number of authorized shares of stock of the proposed Corporation is one thousand shares of common stock of par value of one dollar each, an aggregate par value of $1,000; that capital stock in excess of three-fourths of said authorized stock has been subscribed for: that more than ten percent of the aggregate of the authorized capital stock has been paid in cash; that the names of the subscribers for said shares, the number of shares subscribed for by each subscriber, the subscription price for the shares subscribed for and the amounts paid in by each subscriber are as follows:

Name of Subscriber      No. of Shares Subscribed      Price for Shares      Paid In      Paid In
------------------      ------------------------      ----------------     ---------     -------
Douglas C. Ostman               1,000                 $ 1.00 per share     $ 1,000.00      Cash

And further affiants sayeth not.

/s/Allen E. Kaufman
ALLEN E. KAUFMAN

Subscribed and sworn to before me this 22nd day of May, 1974.

/s/ XXX
Notary Public, First Judicial Circuit, State of Hawaii

My commission expires:  5/14/75

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 22nd day of May, 1974.

/s/  Douglas C. Ostman
     DOUGLAS C. OSTMAN

/s/  Donald Over
     DONALD OVER

/s/  Allen E. Kaufman
     ALLEN E. KAUFMAN

STATE OF HAWAII               )
                              )ss:
CITY AND COUNTY OF HONOLULU   )

On this 22nd day of May, 1974, before me, the undersigned, personally appeared DOUGLAS C. OSTMAN, to me known to be the persons described in and who executed the foregoing instrument, and severally acknowledged that they executed the same as their free act and deed.

INDIVIDUAL

STATE OF HAWAII               )
                              ) ss.:
City and County of Honolulu   )

On this 22nd day of May, A.D. 1974, before me personally appeared DONALD OVER and ALLEN E. KAUFMAN to me known to be the persons described in and who executed the foregoing instrument and acknowledged that they executed the same as their free act and deed.

Notary Public, First Judicial Circuit, State of Hawaii.

My Commission Expires May 14, 1975